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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 1998


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
               ---------------------------------------------------
               (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)


United States                  333-43173                    22-2382028
---------------             ----------------            -------------------
(State or other             (Commission File              (I.R.S. Employer
Jurisdiction of                  Number)                 Identification No.)
 Incorporation)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    ----------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (302) 575-5000

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Item 5.           Other Events

                  On September 17, 1998, the Underwriting Agreement, dated as of September 17, 1998 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter, was executed and delivered by the respective parties thereto. On September 24, 1998, the Series 1998-5 Supplement, dated as of September 24, 1998, to the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

                  Exhibits

                  4.1 Underwriting Agreement, dated as of September 17, 1998, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter.

                  4.2 Series 1998-5 Supplement, dated as of September 24, 1998, to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE CHASE MANHATTAN BANK


                                          By: /s/ Patrick J. Margey
                                              -----------------------------
                                          Name: Patrick J. Margey
                                          Title: Vice President

Date: October 5, 1998

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                               INDEX TO EXHIBITS

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

Exhibit                                                                                     Sequentially
Number                    Exhibit                                                           Numbered Pages
-------                   -------                                                           --------------
4.1                       Underwriting Agreement, dated as of September 17, 1998,
                          among Chase USA, as Transferor, CMB, as Servicer, and
                          CSI, as Underwriter.

4.2                       Series 1998-5 Supplement, dated as of September 24, 1998,
                          to the Second Amended and Restated Pooling and Servicing
                          Agreement, among Chase USA, as Transferor on and after
                          June 1, 1996, CMB, as Transferor prior to June 1, 1996
                          and as Servicer, and the Trustee.
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